ADVANCED SERIES TRUST Amended Schedule “A”
Portfolio	Contractual Fee Rate
AST AQR Emerging Markets Equity Portfolio

0.9325% of average daily net assets to $300 million;
0.9225% on next $200 million of average daily net assets;
0.9125% on next $250 million of average daily net assets;
0.9025% on next $2.5 billion of average daily net assets;
0.8925% on next $2.75 billion of average daily net assets;
0.8625% on next $4 billion of average daily net assets;
0.8425% over $10 billion of average daily net assets

AST Prudential Flexible Multi-Strategy Portfolio

0.9825% of average daily net assets to $300 million;
0.9725% on next $200 million of average daily net assets;
0.9625% on next $250 million of average daily net assets;
0.9525% on next $2.5 billion of average daily net assets;
0.9425% on next $2.75 billion of average daily net assets;
0.9125% on next $4 billion of average daily net assets;
0.8925% over $10 billion of average daily net assets

AST Goldman Sachs Global Growth Allocation Portfolio

0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST Goldman Sachs Strategic Income Portfolio

0.7125% of average daily net assets to $300 million;
0.7025% on next $200 million of average daily net assets;
0.6925% on next $250 million of average daily net assets;
0.6825% on next $2.5 billion of average daily net assets;
0.6725% on next $2.7 billion of average daily net assets;
0.6425% on next $4.0 billion of average daily net assets;
0.6225% over $10 billion of average daily net assets

AST Legg Mason Diversified Growth Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST T. Rowe Price Diversified Real Growth Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST FQ Absolute Return Currency Portfolio

0.8325% of average daily net assets to $300 million;
0.8225% on next $200 million of average daily net assets;
0.8125% on next $250 million of average daily net assets;
0.8025% on next $2.5 billion of average daily net assets;
0.7925% on next $2.75 billion of average daily net assets;
0.7625% on next $4 billion of average daily net assets;
0.7425% over $10 billion of average daily net assets

AST Franklin Templeton K2 Global Absolute Return Portfolio

0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets

AST BlackRock Multi-Asset Income Portfolio	0.7825% of average daily net assets to $300 million;
0.7725% on next $200 million of average daily net assets;
0.7625% on next $250 million of average daily net assets;
0.7525% on next $2.5 billion of average daily net assets;
0.7425% on next $2.75 billion of average daily net assets;
0.7125% on next $4 billion of average daily net assets;
0.6925% over $10 billion of average daily net assets
AST Bond Portfolio 2026*

0.4925% of average daily net assets to $500 million;
0.4725% on next $4.5 billion of average daily net assets;
0.4625% on next $5 billion of average daily net assets;
0.4525% over $10 billion of average daily net assets

AST QMA International Equity Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

AST AB Global Bond Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST Columbia Adaptive Risk Allocation Portfolio

0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

AST Emerging Managers Diversified Portfolio

0.74% of average daily net assets to $300 million;
0.73% on next $200 million of average daily net assets;
0.72% on next $250 million of average daily net assets;
0.71% on next $2.5 billion of average daily net assets;
0.70% on next $2.75 billion of average daily net assets;
0.67% on next $4 billion of average daily net assets;
0.65% over $10 billion of average daily net assets

AST Goldman Sachs Global Income Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST Ivy Asset Strategy Portfolio

0.89% of average daily net assets to $300 million;
0.88% on next $200 million of average daily net assets;
0.87% on next $250 million of average daily net assets;
0.86% on next $2.5 billion of average daily net assets;
0.85% on next $2.75 billion of average daily net assets;
0.82% on next $4 billion of average daily net assets;
0.80% over $10 billion of average daily net assets

AST Managed Alternatives Portfolio	0.15% of average daily net assets
AST Morgan Stanley Multi-Asset Portfolio

1.04% of average daily net assets to $300 million;
1.03% on next $200 million of average daily net assets;
1.02% on next $250 million of average daily net assets;
1.01% on next $2.5 billion of average daily net assets;
1.00% on next $2.75 billion of average daily net assets;
0.97% on next $4 billion of average daily net assets;
0.95% over $10 billion of average daily net assets

AST Neuberger Berman Long/Short Portfolio

1.04% of average daily net assets to $300 million;
1.03% on next $200 million of average daily net assets;
1.02% on next $250 million of average daily net assets;
1.01% on next $2.5 billion of average daily net assets;
1.00% on next $2.75 billion of average daily net assets;
0.97% on next $4 billion of average daily net assets;
0.95% over $10 billion of average daily net assets

AST Wellington Management Global Bond Portfolio

0.64% of average daily net assets to $300 million;
0.63% on next $200 million of average daily net assets;
0.62% on next $250 million of average daily net assets;
0.61% on next $2.5 billion of average daily net assets;
0.60% on next $2.75 billion of average daily net assets;
0.57% on next $4 billion of average daily net assets;
0.55% over $10 billion of average daily net assets

AST Wellington Management Real Total Return Portfolio

1.04% of average daily net assets to $300 million;
1.03% on next $200 million of average daily net assets;
1.02% on next $250 million of average daily net assets;
1.01% on next $2.5 billion of average daily net assets;
1.00% on next $2.75 billion of average daily net assets;
0.97% on next $4 billion of average daily net assets;
0.95% over $10 billion of average daily net assets

*The current contractual investment management fee for the AST Bond Portfolio 2026 is subject to certain breakpoints. The assets of the Portfolio will be aggregated for purposes of determining the fee rate applicable to the Portfolio.

Fee Schedule revised and restated as of April 15, 2014, as further revised as of December 1, 2014 and July 1, 2015.